Important Notice Regarding Change in
Investment Policy
Federated Hermes MDT Large Cap Growth ETF
A Portfolio of Federated Hermes ETF Trust

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
The Board of Trustees of Federated Hermes ETF Trust has approved a change in non-fundamental investment policy for the Federated Hermes MDT Large Cap Growth ETF (the “Fund”) in connection with amendments adopted by the Securities and Exchange Commission (the “SEC”) to Rule 35d-1 (the “Rule”) under the Investment Company Act of 1940, as amended. The change in policy will become effective concurrent with the effective date of the Fund’s next registration statement which is anticipated to be April 28, 2026 unless the SEC postpones, delays, reconsiders or repeals the amendments to the Rule in which case shareholders will be further notified (the “Effective Date”). The change in policy is not expected to result in any changes to the investment process used in managing the Fund and is being made to comply with the requirements of the amendments to the Rule.
On the Effective Date, please make the following changes:
1. Under “Fund Summary Information” in the section “What are the Fund’s Main Investment Strategies?” and in the Prospectus section “What are the Fund’s Investment Strategies?,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in a mix of large-cap and growth investments. For purposes of this policy, large-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 1000® Growth Index, and growth investments will be defined as companies with growth characteristics that meet the applicable parameters for inclusion in the Russell 1000® Growth Index.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap growth investments. For purposes of this policy, large-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 1000 Index, and growth investments will be defined as companies with growth characteristics that meet the applicable parameters for inclusion in the Russell 3000 Growth Index.”

2. Under the Statement of Additional Information section “Investment Objective (and Policies) and Investment Limitations” under “Non-Fundamental Names Rule Policy,” please delete the following disclosure in its entirety:
“The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in a mix of large-cap and growth investments. For purposes of this policy, large-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 1000® Growth Index, and growth investments will be defined as companies with growth characteristics that meet the applicable parameters for inclusion in the Russell 1000® Growth Index.”
and replace it with:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap growth investments. For purposes of this policy, large-cap investments will be defined as companies with market capitalizations within the range of companies in the Russell 1000 Index, and growth investments will be defined as companies with growth characteristics that meet the applicable parameters for inclusion in the Russell 3000 Growth Index.”
October 24, 2025

Federated Hermes MDT Large Cap Growth ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457103 (10/25)
© 2025 Federated Hermes, Inc.